UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2025

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

11311 Concept Blvd

Largo, Florida 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

On May 20, 2025, CONMED Corporation (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the results of which are set forth in Item 5.07 below, the Company’s stockholders approved the Company’s 2025 Long-Term Incentive Plan (the “Plan”).

A copy of the Plan was included as Exhibit A to the Company’s definitive proxy statement for the Annual Meeting, as filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2025 (the “Proxy Statement”), and a description of the principal features of the Plan is included in the Proxy Statement under the heading “Proposal Three: Approval of the 2025 Long-Term Incentive Plan”, which description is incorporated herein by reference. The foregoing description of the Plan is not intended to be complete and is subject to, and qualified in its entirety by reference to, the full text of such Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 20, 2025, stockholders voted on four proposals and cast their votes as follows:

1.	The following table sets forth the names of the eight persons elected at the Annual Meeting to serve as directors until the first annual meeting of stockholders following the end of the Company’s fiscal year ending December 31, 2024, and the number of votes cast for, against or withheld with respect to each person.
	Shares
Name	For	Withhold	Broker Non-Votes
Patrick Beyer	28,574,612	242,909	882,621
David Bronson	28,303,587	513,934	882,621
Brian Concannon	26,913,150	1,904,371	882,621
LaVerne Council	28,281,044	536,477	882,621
Charles Farkas	28,227,033	590,488	882,621
Martha Goldberg Aronson	28,282,677	534,844	882,621
Mark Kaye	28,655,043	162,478	882,621
Barbara Schwarzentraub	28,456,877	360,644	882,621

2.	The advisory vote on the resolution relating to compensation of our named executive officers passed based upon the following votes:
Shares
For	Against	Abstain	Broker Non-Votes
27,902,248	889,653	25,620	882,621

3.	The 2025 Long-Term Incentive Plan was approved based on the following votes:
Shares
For	Against	Abstain	Broker Non-Votes
22,019,458	6,772,960	25,103	882,621

4.	The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2025 was ratified based on the following votes:
Shares
For	Against	Abstain	Broker Non-Votes
27,675,330	2,018,428	6,385	0

Item 8.01	Other Events.

CONMED Corporation announced its Board of Directors declared a quarterly cash dividend of $0.20 per share on May 19, 2025, payable on July 3, 2025, to all shareholders of record as of June 13, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Number	Description of Exhibit
10.1	CONMED Corporation 2025 Long-Term Incentive Plan (incorporated herein by reference to Exhibit A to CONMED Corporation’s Definitive Proxy Statement on Schedule 14A, filed on April 8, 2025).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025	CONMED CORPORATION
(Registrant)

	By:	/s/ Todd W. Garner
	Name:	Todd W. Garner
	Title:	Executive Vice President, Finance &
Chief Financial Officer